SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549
-----------------------------------------------------



                          FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):
                                    January 19, 1996
                                   (January 16, 1996)

                  TrustCo Bank Corp NY

---------------------------------------------------
(Exact name of registrant as specified in its charter)


                        New York
        ----------------------------------
(State or other jurisdiction of incorporation)


   0-10592                              14-1630287
(Commission File Number)   (IRS Employer Identification No.)

  192 Erie Boulevard, Schenectady, New York     12305

--------------------------------------------------------
(Address of principal executive offices)     (Zip Code)

Registrant s telephone number, including area code:

518) 377-3311


TrustCo Bank Corp NY


Item 5.   Other Events

     On January 16, 1996, TrustCo Bank Corp NY ( TrustCo ) issued two press releases with the fourth quarter and year-end December 31, 1995, results. Attached are copies of the press releases on Exhibits 99(a) and 99(b) incorporated herein by this reference.

Item 7.    (c) Exhibits
           Reg S-K Exhibit No.      Description
           ________________         ___________

             24                      Powers of Attorney

             99(a)                   Press Release of
                                     January 16, 1996

             99(b)                   Press Release of
                                      January 16, 1996


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated:  January 18, 1996


                                    TrustCo Bank Corp NY
                                        (Registrant)


                                    By: /s/Robert T. Cushing
                                        ___________________
                                        Robert T. Cushing
                                        Vice President and
                                        Chief Financial
                                        Officer




Exhibits Index
______________


The following exhibits are filed herewith:


     Reg S-K Exhibit No                  Description
     ________________                    __________
                 24                      Powers of Attorney

                99(a) Press Release of January 16, 1996 regarding fourth quarter and year end December 31,
                                         1995, results.

               99(b)                     Highlights Press Release
                                         of
                                         January 16, 1996
                                         regarding fourth
                                         quarter and year end
                                         December 31, 1995,
                                         results.


                                                 Exhibit 24
POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby constitutes and appoints each of William F. Terry and Robert T.
Cushing signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of TrustCo Bank Corp NY (the "Company"), Forms 3,
           4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules there-under;

     (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desir-able to complete and execute any such Form 3, 4, and 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

     (3) take any other action of any type whatsoever in connection with the foregoing, which, in the opinion of such attorney-in-fact, may be benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the docu-ments executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on this 27th day of November, 1995.


                                     /s/R. McCormick
                                     ----------------------
                                     R. McCormick



POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby constitutes and appoints each of William F. Terry and Robert T.
Cushing signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of TrustCo Bank Corp NY (the "Company"), Forms 3,
           4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules there-under;

     (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desir-able to complete and execute any such Form 3, 4, and 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

     (3) take any other action of any type whatsoever in connection with the foregoing, which, in the opinion of such attorney-in-fact, may be benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the docu-ments executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on this 21st day of November, 1995.


                                     /s/Barton Andreoli
                                     ----------------------
                                     Barton Andreoli

POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby constitutes and appoints each of William F. Terry and Robert T.
Cushing signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of TrustCo Bank Corp NY (the "Company"), Forms 3,
           4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules there-under;

     (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desir-able to complete and execute any such Form 3, 4, and 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

     (3) take any other action of any type whatsoever in connection with the foregoing, which, in the opinion of such attorney-in-fact, may be benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the docu-ments executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on this 21st day of November, 1995.


                                     /s/Lionel Barthold
                                     ----------------------
                                     Lionel O. Barthold

POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby constitutes and appoints each of William F. Terry and Robert T.
Cushing signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of TrustCo Bank Corp NY (the "Company"), Forms 3,
           4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules there-under;

     (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desir-able to complete and execute any such Form 3, 4, and 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

     (3) take any other action of any type whatsoever in connection with the foregoing, which, in the opinion of such attorney-in-fact, may be benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the docu-ments executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on this 21st day of November, 1995.


                                     /s/M. Norman Brickman
                                     ----------------------
                                     M. Norman Brickman

POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby constitutes and appoints each of William F. Terry and Robert T.
Cushing signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of TrustCo Bank Corp NY (the "Company"), Forms 3,
           4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules there-under;

     (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desir-able to complete and execute any such Form 3, 4, and 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

     (3) take any other action of any type whatsoever in connection with the foregoing, which, in the opinion of such attorney-in-fact, may be benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the docu-ments executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on this 21st day of November, 1995.


                                     /s/Charles W. Carl
                                     ----------------------
                                     Charles W. Carl

POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby constitutes and appoints each of William F. Terry and Robert T.
Cushing signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of TrustCo Bank Corp NY (the "Company"), Forms 3,
           4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules there-under;

     (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desir-able to complete and execute any such Form 3, 4, and 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

     (3) take any other action of any type whatsoever in connection with the foregoing, which, in the opinion of such attorney-in-fact, may be benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the docu-ments executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on this 21st day of November, 1995.


                                     /s/Nancy A. McNamara
                                     ----------------------
                                     Nancy A. McNamara

POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby constitutes and appoints each of William F. Terry and Robert T.
Cushing signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of TrustCo Bank Corp NY (the "Company"), Forms 3,
           4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules there-under;

     (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desir-able to complete and execute any such Form 3, 4, and 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

     (3) take any other action of any type whatsoever in connection with the foregoing, which, in the opinion of such attorney-in-fact, may be benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the docu-ments executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on this 21st day of November, 1995.


                                     /s/John S. Morris
                                     ----------------------
                                     John S. Morris

POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby constitutes and appoints each of William F. Terry and Robert T.
Cushing signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of TrustCo Bank Corp NY (the "Company"), Forms 3,
           4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules there-under;

     (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desir-able to complete and execute any such Form 3, 4, and 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

     (3) take any other action of any type whatsoever in connection with the foregoing, which, in the opinion of such attorney-in-fact, may be benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the docu-ments executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on this 21st day of November, 1995.


                                     /s/James H. Murphy
                                     ----------------------
                                     James H. Murphy

POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby constitutes and appoints each of William F. Terry and Robert T.
Cushing signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of TrustCo Bank Corp NY (the "Company"), Forms 3,
           4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules there-under;

     (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desir-able to complete and execute any such Form 3, 4, and 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

     (3) take any other action of any type whatsoever in connection with the foregoing, which, in the opinion of such attorney-in-fact, may be benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the docu-ments executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on this 21st day of November, 1995.


                                     /s/R. J. Murray
                                     ----------------------
                                     R. J. Murray

POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby constitutes and appoints each of William F. Terry and Robert T.
Cushing signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of TrustCo Bank Corp NY (the "Company"), Forms 3,
           4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules there-under;

     (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desir-able to complete and execute any such Form 3, 4, and 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

     (3) take any other action of any type whatsoever in connection with the foregoing, which, in the opinion of such attorney-in-fact, may be benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the docu-ments executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on this 21st day of November, 1995.


                                     /s/Kenneth C. Peterson
                                     ----------------------
                                     Kenneth C. Petersen





POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby constitutes and appoints each of William F. Terry and Robert T.
Cushing signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of TrustCo Bank Corp NY (the "Company"), Forms 3,
           4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules there-under;

     (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desir-able to complete and execute any such Form 3, 4, and 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

     (3) take any other action of any type whatsoever in connection with the foregoing, which, in the opinion of such attorney-in-fact, may be benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the docu-ments executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on this 21st day of November, 1995.


                                     /s/William D. Powers
                                     ----------------------
                                     Willaim D. Powers


POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby constitutes and appoints each of William F. Terry and Robert T.
Cushing signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of TrustCo Bank Corp NY (the "Company"), Forms 3,
           4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules there-under;

     (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desir-able to complete and execute any such Form 3, 4, and 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

     (3) take any other action of any type whatsoever in connection with the foregoing, which, in the opinion of such attorney-in-fact, may be benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the docu-ments executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on this 21st day of November, 1995.


                                     /s/William J. Purdy
                                     ----------------------
                                     William J. Purdy

POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby constitutes and appoints each of William F. Terry and Robert T.
Cushing signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of TrustCo Bank Corp NY (the "Company"), Forms 3,
           4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules there-under;

     (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desir-able to complete and execute any such Form 3, 4, and 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

     (3) take any other action of any type whatsoever in connection with the foregoing, which, in the opinion of such attorney-in-fact, may be benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the docu-ments executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on this 21st day of November, 1995.


                                     /s/William F. Terry
                                     ----------------------
                                     William F. Terry

POWER OF ATTORNEY

     Know all by these presents, that the undersigned hereby constitutes and appoints each of William F. Terry and Robert T.
Cushing signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of TrustCo Bank Corp NY (the "Company"), Forms 3,
           4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules there-under;

     (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desir-able to complete and execute any such Form 3, 4, and 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

     (3) take any other action of any type whatsoever in connection with the foregoing, which, in the opinion of such attorney-in-fact, may be benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the docu-ments executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on this 21st day of November, 1995.


                                     /s/Philip J. Thompson
                                     ----------------------
                                     Philip J. Thompson
















                                                Exhibit 99(a)

            William F. Terry
            Senior Vice President and Secretary
            (518) 381-3611

For Immediate Release:

Schenectady, New York -- January 16, 1996



Today, TrustCo announced record earnings for both the fourth quarter and the year ending December 31,1995. Net income for the fourth quarter of 1995 was $6.9 million, or $0.38 per share, compared to $6.2 million and $0.35 per share, for the fourth quarter of 1994. These results represent an increase of 12% in net income and 9% in per share earnings during the two time periods.


Net income for the year ended December 31, 1995, was $25.5 million, or $1.42 per share, compared to $22.9 million and $1.28 per share for the year ended December 31, 1994. For the year 1995 compared to 1994, these results represent an increase of 12% in net income and 11% in per share earnings. Making the announcement was Robert A. McCormick, President and Chief Executive Officer.

"As we expected, 1995's results for the fourth quarter and the year represent record earnings for TrustCo with almost all core operations of the bank showing significant improvement over 1994," stated Mr. McCormick. "Throughout 1995, we stressed growth in net interest income by expanding our earning assets base, enhancing the retail branch network by opening four new branches, and increasing the quality of our loan portfolio with an allowance for loan losses coverage ratio of 3 times our nonperforming loans. In each of these areas, 1995 was a banner year."

The full year 1995 results announced today by TrustCo represent a return on average equity of 18%, and continues the trend set many years ago of having increasing annual returns on equity.
"We establish very aggressive goals for our Company, and we measure our performance by return on equity. Every action that we take at TrustCo is evaluated as to how well it enhances shareholder value. In our Company, the shareholder comes first," said Mr. McCormick. The return on equity for the fourth quarter of 1995 was 19%, which represents the target return on equity TrustCo has established for the year 1996.

During 1995, TrustCo achievements included:

--   A 3% increase in taxable equivalent net interest income, the primary contributor to net income, in spite of a reduction in the net interest margin to 4.18% for the year. Commenting on this point, Mr. McCormick noted, "Going into 1995 we made a concerted effort to attract new deposits, recognizing that the short term outcome would be a reduction in our net interest margin due to higher deposit cost. Our strategy has always been to attract customers to TrustCo based upon a combination of our strong customer service, user friendly retail branches, and aggressive pricing of our services and products. With this increase in deposits, we are uniquely positioned, compared to other financial institutions, to take advantage of opportunities as they become available in 1996." As a result of this strategy, average deposits increased 7% during the fourth quarter of 1995 compared to 1994.

--   The opening of four new retail banking operations at the
 following locations:
     --   Hudson Falls
     --   Exit 8, Clifton Park
     --   Malta Mall
     --   Mechanicville

     "The positive reception we have received in these communities is overwhelming. We are committed to increasing our branch network in the years to come, and we expect to follow the same strategies that have proven successful in 1995," remarked
Mr. McCormick.

--   An efficiency ratio for the year 1995 of 42.5%, and 40.5%
for the fourth quarter of 1995. Commenting on the efficiency ratio, Mr. McCormick noted, "Cost control has been an integral element in the TrustCo operating style for many, many years. We hear a lot about other banks now promoting their efforts at reducing their operating costs and how that will be their emphasis in the future. The fundamental principle these banks may be missing is that cost control is only one of the needed elements in the formula for success. To continue to be successful, TrustCo's philosophy is to provide our services cheaper, faster and better than our competitors. It's the combination of superior customer service at the lowest possible cost that our customers are demanding and that TrustCo is delivering."

--   A 6% increase in average loans from 1994 to 1995.  The
increase in loans is primarily in the residential loan portfolio. Commenting on the loan portfolio, Mr. McCormick stated, "At TrustCo we strive to focus our attention on specific market opportunities. So in the loan portfolio, for example, we have identified growth in residential real estate loans as our principal objective. Therefore, even with a very soft local real estate market during much of 1995, we have been able to expand our loan portfolio because of our superior products, service and pricing."

Asset quality, one of the cornerstones of TrustCo's success, remained strong during 1995. Total nonperforming loans were 1.28% of total loans, and nonperforming assets are only 0.89% of total assets at year end 1995. These percentages are well below industry averages for nonperforming loans and assets.

TrustCo is a $2.2 billion bank holding company, and through its subsidiary bank, Trustco Bank, National Association, operates 47 bank offices in Albany, Columbia, Greene, Rensselaer , Saratoga, Schenectady, Warren and Washington counties. In addition, the bank operates a full service Trust Department with $777.5 million of assets under management. The common shares of TrustCo are traded on the NASDAQ National Market System under the ticker symbol of TRST.



                                              Exhibit 99(b)

     William F. Terry
     Senior Vice President and Secretary
     518/381-3611

Schenectady, New York -- January 16, 1996



FOR IMMEDIATE RELEASE:


TrustCo Bank Corp NY

(dollars in thousands, except per share data)


                                 12/95             12/94
                                ------             -----
Three Months Ended
  December 31:
  Net Income              $     6,920               6,202

Average Equivalent
  Shares Outstanding       18,208,000          17,877,000

  Net Income per Share          $0.38               $0.35

Twelve Months Ended
  December 31:
  Net Income               $   25,527              22,888

Average Equivalent
  Shares Outstanding       18,035,000          17,863,000

  Net Income per Share          $1.42                1.28


Total Nonperforming Loans     $15,658              11,716
Total Nonperforming Assets     19,390              16,796
Allowance for Loan Losses      48,320              38,851
Allowance as a Percentage
  of Total Loans                3.94%                3.34





                                  # # #



                                                                                  Page 1
                                   FINANCIAL HIGHLIGHTS
                        (dollars in thousands, except per share data)
                                                             Three Months Ended
                                                    12/31/95      09/30/95      12/31/94
Summary of operations
   Net interest income (TE)                          $20,824        20,669        21,404
   Provision for loan losses                           2,960         3,120         1,565
   Net gain/(loss) from securities transactions         (526)          141        (2,526)
   Noninterest income                                  3,511         3,506         3,336
   Noninterest expense                                10,132        10,695        10,744
   Net income                                          6,920         6,596         6,202

Per common share (4)
   Net income                                          $0.38          0.36          0.35
   Cash dividends                                       0.28          0.28          0.23
   Book value at period end                             9.08          8.50          7.94
   Market price at period end                          22.13         21.75         17.29

At period end
   Full time equivalent employees                        434           441           435
   Full service banking offices                           47            46            43

Performance ratios
   Return on average assets                             1.27%         1.23          1.25
   Return on average equity (1)                        19.21         18.39         17.84
   Efficiency (2)                                      40.54         42.16         42.49
   Net interest spread (TE)                             3.58          3.58          4.17
   Net interest margin (TE)                             4.03          4.04          4.52
   Dividend payout ratio                               70.09         73.39         64.82

Capital ratios at period end
   Total equity to assets                               7.36          7.00          7.05
   Tier 1 risk adjusted capital                        12.45         12.27         12.08
   Total risk adjusted capital                         13.73         13.55         13.35

Asset quality analysis at period end (5)
   Nonperforming loans to total loans                   1.28          1.38          1.01
   Nonperforming assets to total assets                 0.89          0.93          0.85
   Allowance for loan losses to total loans             3.94          3.86          3.34
   Coverage ratio (3)                                  3.1 X         2.8 X         3.3 X

(1)  Average equity excludes the effect of the market value adjustment for securities available for sale.
(2)  Calculated as noninterest expense (excluding ORE expense and any nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding ORE income and net securities transactions).
(3)  Calculated as allowance for loan losses divided by total nonperforming loans.
(4)  All per share information has been adjusted for the 6 for 5 stock split effective August, 1995.
(5)  All nonperforming loans and assets data has been restated for the adoption of SFAS No. 114, "Accounting by Creditors for the Impairment of Loans."
TE = Taxable equivalent.










FINANCIAL HIGHLIGHTS, Continued                                                   Page 2


                                                      Twelve Months Ended
                                                    12/31/95      12/31/94
Summary of Operations
   Net interest income (TE)                          $83,451        81,117
   Provision for loan losses                          12,698         8,056
   Net gain/(loss) from securities transactions          243        (8,877)
   Noninterest income                                 13,824        13,437
   Noninterest expense                                44,440        40,560
   Net income                                         25,527        22,888

Per Common Share (4)
   Net income                                          $1.42          1.28
   Cash dividends                                       1.01          0.82
   Book value at period end                             9.08          7.94
   Market price at period end                          22.13         17.29

Performance ratios
   Return on average assets                             1.23%         1.15
   Return on average equity (1)                        18.03         17.01
   Efficiency (2)                                      42.52         41.82
   Net interest spread (TE)                             3.75          3.92
   Net interest margin (TE)                             4.18          4.25
   Dividend payout ratio                               69.55         62.52






                               CONSOLIDATED BALANCE SHEETS
                                  (dollars in thousands)


                                                    12/31/95      12/31/94


ASSETS
  Loans, net                                      $1,177,822     1,122,938
  Securities available for sale                      640,206       117,458
  Investment securities                                    0       347,858
  Federal funds sold                                 239,000       263,000
                                               ----------------------------
     Total earning assets                          2,057,028     1,851,254

  Cash and due from banks                             50,889        52,479
  Bank premises and equipment                         25,008        23,877
  Other assets                                        43,260        48,067
                                               ----------------------------
     Total assets                                 $2,176,185     1,975,677
                                               ============================
LIABILITIES
  Deposits:
     Demand                                         $111,743        93,496
     Savings                                         880,140       911,629
     Money Market                                     69,434        92,965
     Certificates of deposit > $100 thou              84,210        62,511
     Other time deposits                             785,122       629,230
                                               ----------------------------
       Total deposits                              1,930,649     1,789,831

  Short-term borrowings                               56,654        12,713
  Long-term debt                                           0         3,550
  Other liabilities                                   28,783        30,300
                                               ----------------------------
     Total liabilities                             2,016,086     1,836,394

SHAREHOLDERS' EQUITY                                 160,099       139,283
                                               ----------------------------
     Total liabilities and
       shareholders' equity                       $2,176,185     1,975,677
                                               ============================
Number of common shares
  outstanding, in thousands                           17,638        17,541





                            CONSOLIDATED STATEMENTS OF INCOME                     Page 4
                      (dollars in thousands, except per share data)

                                                             Three Months Ended
                                                    12/31/95      09/30/95      12/31/94
Interest income
     Loans                                           $27,462        27,035        25,136
     Investments                                      11,503        11,563         7,755
     Federal funds sold                                3,018         2,908         3,766
                                               ------------------------------------------
          Total interest income                       41,983        41,506        36,657

Interest expense
     Deposits                                         20,953        20,765        15,455
     Borrowings                                          757           642           166
                                               ------------------------------------------
          Total interest expense                      21,710        21,407        15,621
                                               ------------------------------------------
          Net interest income                         20,273        20,099        21,036

Provision for loan losses                              2,960         3,120         1,565
                                               ------------------------------------------
          Net interest income after
            provision for loan losses                 17,313        16,979        19,471

Net gain/(loss) from securities transactions            (526)          141        (2,526)
Noninterest income                                     3,511         3,506         3,336
Noninterest expense                                   10,132        10,695        10,744
                                               ------------------------------------------
Income before income taxes                            10,166         9,931         9,537
Income tax expense                                     3,246         3,335         3,335
                                               ------------------------------------------
Net income                                            $6,920         6,596         6,202
                                               ==========================================

Net income per share                                   $0.38          0.36          0.35
Avg equivalent shares outstanding, in thousands       18,208        18,119        17,877









                        CONSOLIDATED STATEMENTS OF INCOME                         Page 5
                  (dollars in thousands, except per share data)

                                                     Twelve Months Ended
                                                    12/31/95      12/31/94
Interest income
     Loans                                          $107,060        93,873
     Investments                                      41,949        37,351
     Federal funds sold                               12,543         9,058
                                               ----------------------------
          Total interest income                      161,552       140,282

Interest expense
     Deposits                                         78,355        60,034
     Borrowings                                        1,845           664
                                               ----------------------------
          Total interest expense                      80,200        60,698
                                               ----------------------------
          Net interest income                         81,352        79,584

Provision for loan losses                             12,698         8,056
                                               ----------------------------
          Net interest income after
            provision for loan losses                 68,654        71,528

Net gain/(loss) from securities transactions             243        (8,877)
Noninterest income                                    13,824        13,437
Noninterest expense                                   44,440        40,560
                                               ----------------------------
Income before income taxes                            38,281        35,528
Income tax expense                                    12,754        12,640
                                               ----------------------------
Net income                                            25,527        22,888
                                               ============================

Net income per share                                    1.42          1.28
Avg equivalent shares outstanding, in thousands       18,035        17,863







                           CONSOLIDATED AVERAGE BALANCE SHEETS                    Page 6
                                     (in thousands)

                                                             Three Months Ended
                                                    12/31/95      09/30/95      12/31/94
Total assets                                      $2,156,948     2,127,825     1,974,105
Shareholders' equity                                 151,265       146,228       137,641
Interest earning assets                            2,076,697     2,056,611     1,895,144
Interest bearing liabilities                       1,872,741     1,851,576     1,711,536

                                                     Twelve Months Ended
                                                    12/31/95      12/31/94
Total assets                                      $2,073,391     1,994,497
Shareholders' equity                                 145,469       136,977
Interest earning assets                            1,994,240     1,910,368
Interest bearing liabilities                       1,800,008     1,735,483
